Rule 497(d)

                                 FT 1528

            Supplement to the Prospectus dated October 16, 2007

     Notwithstanding anything to the contrary in the Prospectus, eligible dealer firms and other selling agents who, during the previous 12-month period through the end of the most recent month, sold primary market units of unit investment trusts sponsored by us in the dollar amounts shown below will be entitled to the following additional sales concession on primary market sales of units during the current month of unit investment trusts sponsored by us:

        Total sales                              Additional
        (in millions)                            Concession
        _____________                            __________

        $25 but less than $100                    0.050%
        $100 but less than $150                   0.075%
        $150 but less than $250                   0.100%
        $250 but less than $500                   0.115%
        $500 but less than $750                   0.125%
        $750 but less than $1,000                 0.130%
        $1,000 but less than $1,500               0.135%
        $1,500 but less than $2,000               0.140%
        $2,000 but less than $3,000               0.150%
        $3,000 but less than $4,000               0.160%
        $4,000 but less than $5,000               0.170%
        $5,000 or more                            0.175%


January 7, 2008